NFP

National Financial Partners

TON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, IN
ES • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY
DGMAN & COMPANY • CASH & ASSOCIATES • CASHMAN CONSULTING • CHARON PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC.
L GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MAN • SIVE BROKERAGE SERVICES, LLC • COMRISK SPECIALTY PRODUCTS,
ENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CREATIVE EDGE PLANNING & INSURANCE SERVICES, LLC • CURTIS & AS
FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE
E, INC. • ECA MARKETING, INC. / DNA • IAL SERVICES, INC. • EMPLOYERS SELECT PL
ANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD CONSULTING,
NESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. •
L ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS, INC. • NATIONAL WEALTH ADVISORS • NEMCO BROKERAG
NCIAL GROUP • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNE
A ADVISORS, LLC • PEREGRINE ADVISERS, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC
ES, INC. • PREFERRED SERVICES GROUP OF N.Y., LTD. • PRIESTLEY COMPANY, INC. • PRO FINANCIAL SERVICES, INC. • PROFESSIONAL BENEFITS SOLUTIONS, INC. • P
, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK ADVISO
STMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT FINANCIAL GROUP, INC.
ASSOCIATES LTD • SINDRICH & ASSOCIATES, INC. • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • STA BENEFITS, LTD. • STALLARD FINANCIAL S
PLANNING RESOURCES • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • T.J.F. PLANNING • THE BAY RIDGE GR
ITS SOLUTION GROUP, INC. • THE BROWNING GROUP II, INC. • THE FINANCIAL GROUP • THE HARBOR GROUP, LTD. • THE HARTFIELD COMPANY, INC. • THE KNW GROUP • THE

Fourth Quarter Earnings Call Presentation February 13 th , 2008 Exhibit 99.1

RECONCILIATION
NET INCOME TO CASH EARNINGS
Note:  The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.
(dollars in thousands, except per share data)
GAAP Net income $54,232 $57,578 $56,182   $40,142 $23,501 $11,593
Amortization of intangibles 34,303 27,984 23,709 19,550 16,461 13,321
Depreciation 11,010 9,136 7,815 6,658 4,748 3,106
Impairment of goodwill and
intangible assets 7,877 10,745 8,057 4,791 9,932 1,822
Cash earnings $107,422 $105,443 $95,763  $71,141 $54,642 $29,842
Management agreement buyout, net of tax 7,681 - - - - -
Cash earnings, excluding management $115,103 $105,443 $95,763 $71,141 $54,642 $29,842 agreement buyout, net of tax
GAAP net income per diluted share $    1.35 $    1.43 $    1.48 $    1.10 $    0.74 $    0.40
Amortization of intangibles 0.85 0.69 0.62 0.53 0.52 0.47
Depreciation 0.27 0.23 0.21 0.18 0.15 0.11
Impairment of goodwill and
intangible assets 0.20 0.27 0.21 0.13 0.31 0.06
Cash EPS $    2.67 $    2.61 $    2.52 $    1.94 $    1.72 $    1.04
Management agreement buyout, net of tax 0.19 - - - - -
Cash EPS, excluding management
agreement buyout, net of tax $    2.86 $    2.61 $    2.52 $    1.94 $    1.72 $   1.04
2007 2006                 2005              2004                2003 2002

RELATED TO
FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods,  constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its Annual Report on
Form 10-K for the year ended December 31, 2006 filed on February 22, 2007, as well as its Quarterly Report on Form
10-Q for the period ended September 30, 2007 filed on November 8, 2007, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  National Financial Partners Corp. (“NFP”) expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO
NON-GAAP FINANCIAL INFORMATION
The historical and forward-looking financial information in this presentation includes performance measures called
Cash earnings and Cash earnings per diluted share (“Cash EPS”) (both including and excluding management agreement buyout, net of tax), which are based on methodologies other than Generally Accepted Accounting
Principles (“GAAP”).  Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets.  Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The Company may from time to time participate in a management agreement buyout by acquiring an additional economic interest in one of its existing firms through the acquisition of a principal’s ownership interest in a management company which has been contracted by the Company to manage and operate one of its wholly-owned subsidiaries.  The Company also uses a non-GAAP measure called gross margin before management fees as a percentage of revenue.  NFP uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that is not otherwise apparent under GAAP.  Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Gross margin before management fees as a percentage of revenue should not be viewed as a substitute for GAAP gross margin as a percentage of revenue. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share (both including and excluding management agreement buyout, net of tax), the most directly comparable
GAAP measures, are included within this presentation as well as in NFP’s Quarterly Financial Supplement  (“QFS”)
for the period ended December 31, 2007, available on NFP’s Web site at www.nfp.com.  A full reconciliation of gross margin to gross margin before management fees is also provided in the Company’s QFS.

AGENDA
Q4 CONFERENCE CALL
2007 Performance
Key components of the NFP model
Growth markets
Alignment and incentives
Organic growth
Acquisitions
Long-term execution
Financial review
Review of new disclosures

NATIONAL FINANCIAL PARTNERS
2007 PERFORMANCE
• Cash EPS growth, excluding management agreement buyout, of
9.6%
• Same store revenue growth improved from negative 7.6% in the first half of the year to positive 7.3% in the second half
• Revenue growth of 10.9% for the year and 15.0% for the fourth quarter
• Life insurance market recovery in the second half of the year less than expected
• Providing additional information and transparency on performance
• Fundamentals have not changed
• Financial centralization and controls have always been a priority
• Principals’ incentives have not changed
THE NFP MODEL IS STRONG & BUILT FOR LONG-TERM GROWTH

GROWTH MARKETS
2007 Business Mix
KEY COMPONENTS OF NFP MODEL
10%
32%
31%
58%
27%
Life Insurance & Wealth Transfer
Corporate & Executive Benefits
Fee-Based Planning & Investment Advisory
Life Brokerage
Retail Life
Pie chart represents percentage of 2007 business of acquired firms and excludes NFP’s Austin-based distribution utilities

BUILDING LIFE BROKERAGE
• Life brokerage: services numerous retail agents and institutions; more constant revenue
• Retail life business: large case dependent, but potential for high growth
• Life brokerage as a percentage of total life insurance and wealth transfer business is trending up by design
WEALTH TRANSFER
Mix of Acquired Firm Life Business*
*Excludes Austin-based utilities.
53%
24%
49%
46%
76%
54%
51%
47%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004 2005 2006 2007
Brokerage Life Retail Life

CORPORATE & EXECUTIVE BENEFITS
• Through acquisitions and development of Austin, Texas
based distribution platform, NFP continues to develop
customer service and product offerings:
Leverages existing client relationships with full array of benefits and risk management solutions
Attract new small to mid-sized and large companies
• Product enhancements:
High-limit disability
Executive benefits
Long-term care
401(k) consulting
Property & casualty
GROWTH MARKETS

FINANCIAL ADVISORY
• Complements other two business lines, but has limited exposure to markets
Allows NFP to provide financial advisory services to high net worth individuals
• In 2007, continued growth despite challenging market
GROWTH MARKETS
2006 2007
$8.5B
$6.9B
AUM at Corporate RIA
AUM presented above does not include firm operated RIAs.

73.0%
71.0%
0%
20%
40%
60%
80%
Note: Only firms that have completed four quarters as of measurement date are included; percentages are on a rolling four-quarter basis
ALIGNMENT & INCENTIVES
KEY COMPONENTS OF NFP MODEL
Health of Firms
Success of the Base/Target Incentive Structure
% of Base Acquired That is Above or Within 85% of Target

ALIGNMENT & INCENTIVES
KEY COMPONENTS OF NFP MODEL
49%
51%
No earnout achieved
Firms That Have Completed Initial Earnout as of 12/31/2007
Achieved initial earnout
51% of firms that are eligible in terms of base acquired have grown firm earnings an average of 10% or more in each of the first three years, largely flat compared to 12/31/06

Neither initial earnout
nor ongoing incentive
achieved
Only initial earnout
achieved
Only ongoing incentive
award achieved
Initial earnout and
ongoing incentive
award achieved
30% 30%
Firms That Have Completed Initial Earnout & First Iteration
of Ongoing Incentive Plan as of 12/31/07
25%
15%
ALIGNMENT & INCENTIVES
KEY COMPONENTS OF NFP MODEL
70% of firms that are eligible in terms of base acquired earned either their initial earnout or achieved an award during their first iteration of the ongoing incentive plan
Continued motivation: 15% achieved an ongoing incentive award after failing to receive an initial earnout, up from 13% as of 12/31/06

ALIGNMENT & INCENTIVES
KEY COMPONENTS OF NFP MODEL
45%
55%
Third incentive award
not achieved
Achieved third incentive
award
55% of firms that are eligible in terms of base acquired on 1/1/99 earned their third incentive
Base that has Completed Third Incentive
Cycle as of 12/31/07
FOUNDING FIRMS STILL MOTIVATED AFTER NINE YEARS WITH NFP

ALIGNMENT & INCENTIVES
KEY COMPONENTS OF NFP MODEL
81%
3%
16%
Principals, Management, Employees & Other Affiliated Parties
Apollo
Public
“Other affiliated parties” include acquisition-related non-principal shares and shares held by former principals and employees
Principals, Management, Employees & Other Affiliated
Parties Have Significant Stake
• Alignment of principals and
shareholders
• Ongoing replenishment of
stock through earnouts,
incentive plans and equity
grants
• All grants to principals and
employees are subject to
lock-up or vesting
schedules
Pie chart represents percentage ownership of 39.3 million
shares as of January 31, 2008, excluding treasury shares.

24.5%
14.6%
4.8%
13.5%
16.2%
22.4%
5.4%
0.3%
0%
5%
10%
15%
20%
25%
30%
ORGANIC GROWTH
KEY COMPONENTS OF NFP MODEL
• Despite instances of market volatility and life insurance cycles, NFP has not had a year of negative same store revenue growth in its 9-year history
• Annual weighted average same store revenue growth of 9.6% since inception
Same Store Revenue Growth Since Inception

ACQUISITION CLASS PERFORMANCE
ORGANIC GROWTH
2007 Same Store Revenue Growth By Acquisition Class
Acquisition class performance does not account for internal consolidations between classes and only includes firms that were part of the same store set during 2007
2007 Quarterly Same Store Revenue Growth Performance
First Half Second Half Full Year
2007 2007 2007
-2.8% 21.8% 9.7%
14.2% 6.7% 9.2%
-16.8% -12.7% -14.4%
5.2% 11.1% 8.3%
2.1% 2.8% 2.5%
5.6% 6.0% 5.8%
-32.9% 9.9% -13.1%
-4.6% 4.6% 0.3%
2003 Firms
2004 Firms
2005 Firms
2006 Firms
1999 Firms
2000 Firms
2001 Firms
2002 Firms
Q1 Q2 Q3 Q4 Full Year
2007 2007 2007 2007 2007
0.3% -12.7% -2.7% 6.8% 7.6%

ORGANIC GROWTH
KEY COMPONENTS OF NFP MODEL
Six of eight acquisition classes grew in 2007
Seven of eight acquisition classes grew in the second
half of the year
Performance improved at seven of eight acquisition
classes in the second half of the year as compared to
the first half
Earlier acquisition years have been more volatile
because of a higher concentration of retail life firms

Historical Same Store Performance
16.2%
15.7%
16.3%
8.2%
22.4%
17.0%
19.8%
13.4%
5.4%
1.4%
-3.4%
-3.5%
0.3%
2.6%
-1.2%
-2.7%
-7.6%
-4.8%
-12.8%
-12.3%
7.3%
9.1%
8.7%
5.7%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2004 2005 2006 2007 1H 2007 2H 2007
Same store revenue growth Net same store revenue growth
Same store GM before management fees growth Same store GM growth, ex. incentive accruals
SAME STORE METRICS
ORGANIC GROWTH

Composition of Historical Acquisitions
ACQUISITIONS
KEY COMPONENTS OF NFP MODEL
• The difference between number of transactions to date and number of reported firms is due to sub-acquisitions, dispositions and internal consolidations
• 8.4% disposition rate
+
214 Acquisitions 214 Acquisitions
21 Dispositions 21 Dispositions
186 Reported Firms 186 Reported Firms
249 Transactions
249 Transactions
7 Internal 7 Internal
Consolidations Consolidations
35 Sub-acquisitions
35 Sub-acquisitions
-acquisitions
acquisitions

ACQUISITIONS: RECURRING REVENUE
KEY COMPONENTS OF NFP MODEL
78.0%
84.0%
75.0%
0%
20%
40%
60%
80%
100%
2006 2007 YTD 2008
% of Base Acquired in Corporate and Executive Benefits Space
• Recent focus on acquisitions in corporate and executive benefits space to expand product offering and increase recurring revenue

NATIONAL FINANCIAL PARTNERS
LONG-TERM EXECUTION
• Continue to target high single digit same store revenue growth for the long-term
Wealth Transfer: demographics/growth of universal life sales
Corporate and Executive Benefits: new clients, acquisitions, cross-selling and retention
Financial Advisory: power of advisory based planning and asset gathering
• The acquisition pipeline remains healthy and we continue to focus on strategic acquisitions and target $20 million in base earnings in
2008
• Considering other forms of capital deployment such as share buybacks which could have an impact on acquisition target
• Continue to build premier independent distribution company
• Long-term growth potential

23 FINANCIAL RESULTS Mark Biderman, Chief Financial Officer NATIONAL FINANCIAL PARTNERS

Historical Same Store Performance
SAME STORE METRICS
16.2%
15.7%
16.3%
8.2%
22.4%
17.0%
19.8%
13.4%
5.4%
1.4%
-3.4%
-3.5%
0.3%
2.6%
-1.2%
-2.7%
-7.6%
-4.8%
-12.8%
-12.3%
7.3%
9.1%
8.7%
5.7%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2004 2005 2006 2007 1H 2007 2H 2007
Same store revenue growth Net same store revenue growth
Same store GM before management fees growth Same store GM growth, ex. incentive accruals
FINANCIAL REVIEW

• Net same store revenue growth is the key measure
for operating leverage
Reflects revenue retained by NFP
Expect metric to move in tandem with same store revenue
growth
• Operating leverage, over the long-term:
Net same store revenue growth flat to down: negative
leverage
Net same store revenue growth mid-single digits and up:
neutral to slightly positive leverage
GROSS MARGIN
FINANCIAL REVIEW

• Commissions and Fees Expense: 32% to 33%
• Management Fee Percentage: 48% to 50%
Could be higher with strong growth
NFP always retains a significant portion of the growth
• G&A growth of 10% to 11% in 2008, excluding
corporate move
• Tax Rate: 45.0% to 45.5%
Includes impact of FIN 48
KEY 2008 TARGETS*
FINANCIAL REVIEW
*Above goals exclude impact of life settlements joint venture (see slide 27 for further information)

• Corporate Office Move: approximately 2% to 2.5%
impact on cash EPS in 2008
About 75% of the impact will be in the first half of 2008
Loss on sale of fixed assets in Q2
• Life settlement joint venture: minimal impact on 2008
cash EPS
2008 ITEMS
FINANCIAL REVIEW
Estimated Full-Year
2008
Total G&A increase ($6.0 million)
to
($7.0 million)
Total operating expense increase ($1.6 million)
to
($2.0 million)
Total depreciation increase ($0.8 million)
to
($1.2 million)
Loss from sale of office equipment ($0.4 million)
to
($0.6 million)
Total other income increase $1.8 million
to
$2.2 million

28 NEW DISCLOSURES Marc Gordon, Investor Relations NATIONAL FINANCIAL PARTNERS

• Aim to provide further insight into the composition of NFP’s revenue and earnings, markets served and prospects for future growth
• Yearly disclosures:
“Same store” metrics
Acquisition class performance
Performance of incentives
Acquired firm reconciliation
• Quarterly disclosure:
Components of same store gross margin before management fees for next year period comparison
• Will continue to evaluate additional metrics to provide further insight into NFP
• Investor day in early June 2008
NEW DISCLOSURES
FINANCIAL REVIEW

NFP®

NATIONAL FINANCIAL PARTNERS

• ASHTON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT ASSOCIATES, IN
SERVICES • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY
WN BRIDGMAN & COMPANY • CASH & ASSOCIATES • CASHMAN CONSULTING ... • CHARON PLANNING CORPORATION • CHRISTIE FINANCIAL GROUP, INC.
IANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MA... SIVE BROKERAGE SERVICES, LLC • COMRISK SPECIALTY PRODUCTS,
IRARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • COR... • CREATIVE EDGE PLANNING & INSURANCE SERVICES, LLC • CURTIS & AS
ESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE
SURANCE, INC. • ECA MARKETING, INC. / DNA ... IAL SERVICES, INC. • EMPLOYERS SELECT PL
ATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD CONSULTING,
GROUP, INC. • FIELD UNDERWRITERS • GENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • FIRST FINANCIAL PARTNEF
-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • GOLDEN & COHEN, LLC • HARVEST FINANCIAL GROUP, INC. • HCB - ATLANTA • HCB - AVON • HCB - CHARL
• HCB - INDIANAPOLIS • HCB - KNOXVILLE • HCB - METRO NY • HCB - MILWAUKEE • HCB - NORTHWEST • HCB - PHILADELPHIA • HCB - SAN DIEGO • HCB - SOUTHWEST • HE
LLC • HERRIG AND HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC.
ION • IKON BENEFITS GROUP, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLAN
. • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LENOX ADV
FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LONGNECKER & ASSOCIATES, INC • LTCI PARTNERS, LLC • LUCCO FINANCIAL
ROKERAGE SERVICES, INC. • MAGUIRE FINANCIAL ADVISORS, LLC • MANAGEMENT BROKERS, INC. • MARC F. JONES ADVISORS, LLC • MASCHINO, HUDELSON & ASSOCIATES,
USETTS BUSINESS ASSOCIATION • MCKENZIE, LABELLA, MATOL & CO. • MELTZER GROUP BENEFITS • MICHAEL G. PENNEY INSURANCE, INC. • MICHAEL G. RUDELSON & COM
& MORONESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. •
ATIONAL ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS, INC. • NATIONAL WEALTH ADVISORS • NEMCO BROKERAG
ET FINANCIAL GROUP • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND ASSOCIATES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNE
INSULA ADVISORS, LLC • PEREGRINE ADVISERS, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC
SOCIATES, INC. • PREFERRED SERVICES GROUP OF N.Y., LTD. • PRIESTLEY COMPANY, INC. • PRO FINANCIAL SERVICES, INC. • PROFESSIONAL BENEFITS SOLUTIONS, INC. • P
NSIONS, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES INSURANCE AGENCY, INC. • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK ADVISO
IT INVESTMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT FINANCIAL GROUP, INC.
NATURE ASSOCIATES LTD • SINDRICH & ASSOCIATES, INC. • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • STA BENEFITS, LTD. • STALLARD FINANCIAL S
ATEGIC PLANNING RESOURCES • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • T.J.F. PLANNING • THE BAY RIDGE GR
ITS SOLUTION GROUP, INC. • THE BROWNING GROUP II, INC. • THE FINANCIAL GROUP • THE HARBOR GROUP, LTD. • THE HARTFIELD COMPANY, INC. • THE KNW GROUP • THE